UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2023

PHOENIX BIOTECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40877	87-1088814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2201 Broadway, Suite 705, Oakland, CA	94612
(Address of principal executive offices)	(Zip Code)

(215) 731-9450

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	PBAXU	NASDAQ Global Market
Class A common stock, par value $0.0001 per share	PBAX	NASDAQ Global Market
Warrants, each whole warrant exercisable for one share of Class A common stock	PBAXW	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On July 3, 2023, Phoenix Biotech Sponsor LLC (the “Sponsor”) delivered notice of conversion of an aggregate of 4,596,250 shares of Class A common stock of the Phoenix Biotech Acquisition Corp. (the “Company”), par value $0.0001 per share (the “Class A Shares”), into an equal number of shares of the Company’s Class B common stock of the Company, par value $0.0001 per share (the “Class B Shares”), held thereby (the “Conversion”). The 4,596,250 Class A Shares, representing approximately 67.9% of the total issued and outstanding Class A Shares after the Conversion, issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Shares before the Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as further described in the proxy statement/prospectus on Form S-4 filed with the Securities and Exchange Commission on June 7, 2023.

The issuance of the Class A Shares is pursuant to the exemption from registration contained in Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 8.01. Other Events.

On July 3, 2023, the Company determined to postpone the Company’s special meeting of its stockholders (the “Special Meeting”), originally scheduled to be held on July 5, 2023, to allow additional time for the Company to engage with its stockholders and solicit redemption reversals.

The Special Meeting will now be held on Friday, July 7, 2023 at 11:00 a.m. Eastern time. There is no change to the location or the record date of the Special Meeting. The live webcast for the Special Meeting will be available by visiting www.cstproxy.com/phoenixbiotech/2023.

On July 3, 2023, the Company filed a supplement (the “Proxy Supplement”) to its proxy statement dated June 15, 2023 in connection with the Special Meeting. The Proxy Supplement announces a change in the terms of the funds to be deposited into the Company’s trust account in connection with each one-month extension. The Sponsor has decided to cause to be deposited into the trust account in connection with each one-month extension $0.03 for each public share that is not redeemed in connection with the Special Meeting, for an aggregate deposit of up to $0.18 for each public share that is not redeemed in connection with the Special Meeting.

Stockholders who have previously submitted shares for redemption or who have voted by proxy do not need to do anything prior to the Special Meeting unless they change their decision as to redemption or voting.

A copy of the Proxy Supplement is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

No.	Name
99.1	Proxy Supplement, dated July 3, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX BIOTECH ACQUISITION CORP.

By:	/s/ Chris Ehrlich
Name:	Chris Ehrlich
Title:	Chief Executive Officer

Dated: July 3, 2023

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